UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $10.90 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.04.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Global Income Builder at NAV[a]	7.67%
Cohen & Steers Global Income Builder at Market Value[a]	13.79%
MSCI World Index—net[b]	5.91%
S&P 500 Index[b]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark indices, which do not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The Fund allocates its assets among five proprietary strategies: global large cap value stocks, global real estate securities, global utilities stocks, global preferred securities and closed-end funds. As of June 30, 2012, 69.0% of the Fund's assets were invested in the global large cap component.

Investment Review

The six-month period ended June 30, 2012 opened on an optimistic note, with solid advances across global equity markets amid improving U.S. economic indicators and signs that the European Central Bank (ECB) would contain the Eurozone's sovereign debt crisis. Skittish markets reversed course in the second quarter, however, when the possibility of Greece's exit from the Eurozone put the survival of the currency and trading bloc in question. Spain's banks revealed more serious capital shortfalls than previously thought, requiring a €100-billion capital infusion from the ECB. At the same time, growth slowed in Asia, particularly in China, and mixed U.S. economic data were disappointing. Investors fled to the relative safe haven of cash and U.S. government bonds, driving the dollar up and 10-year Treasury yields below 1.5% in early June.

Financial institutions outperformed within the large cap sector

The financial institutions sector surged in the first quarter, responding to the improving economy and favorable U.S. bank stress test results. But the second quarter brought a surprise announcement that JPMorgan Chase had a trading loss of at least $2 billion (later estimates were much higher) and news that Moody's Investor Services downgraded 12 U.S. banks. The sector regained its footing somewhat in June and outperformed for the six-month period (+9.6% total return)c.

Telecommunication services (+5.2%) were propelled by good news from AT&T and Verizon, which dominated the group. The consumer discretionary sector (+10.6%) had a lift from The Walt Disney Co., which beat earnings consensus across all its divisions. Energy companies (–4.3%) tracked the price of oil, rising amid concerns about Iran in the first quarter before giving way to the impact of slowing global growth in the second. Information technology (IT) (+10.3%) soared on an increase in data center server demand and growth in smartphone and tablet sales early in the period, then declined after tech giant Cisco lowered its third-quarter guidance on slower enterprise IT orders and flat orders from Europe.

Global infrastructure was buffeted by Europe

In keeping with the broader markets, cyclical infrastructure subsectors dominated the first quarter and defensive subsectors the second. Electric utilities (+1.8%)d were sharply divided between regulated (+6.2%) and integrated (–1.1%) companies. Integrated utilities have greater exposure to weak power markets in Europe and the United States, and European utilities remain significant targets of regulators and politicians, some of whom have launched punitive actions towards the sector in recent years. Communications companies (+18.1%) were a standout in both quarters; demand for wireless data

c  Large cap sector returns are in U.S. dollars as measured by the MSCI World Index.

d  Global infrastructure sector returns in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

services showed no signs of abating. The water subsector (+15.3%) was driven up by a sharp rebound in Veolia Environment, domiciled in France.

Global REITs soared

Global real estate securities generated strong returns in the first half of 2012 and outperformed the broad equity markets by a wide margin. All regions gained, with Asia Pacific leading North America and Europe.

U.S. REITs had a total return of (+14.9%)e. All property sectors advanced, led by regional malls (+22.7%) and shopping centers (+19.3%), which benefited from improving consumer sentiment. Office REITs (+13.7%) saw stronger-than-expected demand on the West Coast and in Manhattan. The cyclical hotel sector (+12.8%) performed in line with the defensive health care property sector (+12.7%), alternating leadership in the first and second quarters. Apartment REITs (+9.5%) underperformed as sentiment improved in the single-family housing market.

German real estate securities (+20.9%)f were Europe's top performers. Germany's economy was largely resistant to the Euro crisis, although it slowed in June. The U.K. (+14.2%) entered a recession in the first quarter, but investment demand for prime London office and retail assets remained strong. In France (+12.5%), Klépierre outperformed significantly on news that U.S.-based Simon Property Group (SPG) had acquired a 29% stake in the company.

In Hong Kong (+12.7%), shares of lower-quality developers rallied on speculation that the government might limit its directed policies on residential development. Property stocks also responded to changing sentiment regarding the slowing Chinese economy. Sun Hung Kai was the only index component in Hong Kong to have a meaningful decline, weighed down by concerns surrounding the company's co-chairmen, who were detained in March on suspicion of bribery related to a land acquisition in 2003.

Australia's property stocks (+16.6%) outperformed local equities by a substantial margin. Investors took a favorable view of the stable earnings, defensive balance sheets and inflation-linked cash flows offered by many Australian REITs. Real estate securities in Japan (+26.6%) significantly outperformed the country's broad equity markets as well. Singapore (+25.4%) was a big beneficiary of the first-quarter rally.

Fund performance

The Fund outperformed the MSCI World Index based on both NAV and market price. At 69% of the Fund's assets, large cap value stocks were the main driver of absolute performance based on NAV; our holdings performed in line with the MSCI World Index. Within the group, our stock selection in energy and IT was the biggest contributor to relative performance; our underweight in materials (–0.7% in the index) was also helpful. Stock selection in consumer discretionary, health care and industrials companies was unfavorable.

e  U.S. property sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

f  Country returns in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our global infrastructure and utilities allocation (13.7% of the Fund's assets) and preferred securities (5.2% of the Fund's assets) outperformed. In infrastructure, our stock selection in the toll roads (+5.4%), marine ports (+8.6%) and water subsectors and our overweight in water companies were beneficial, while our underweight and stock selection in communications companies detracted. Global real estate securities (7.8% of the Fund's assets) underperformed the FTSE EPRA/NAREIT Developed Index largely due to our stock selection in the United States and Hong Kong.

The Fund's options strategy detracted from overall performance for the six-month period. In the first quarter, a strong market uptrend on relatively lower volatility and option premiums led to early losses. From April to June, when the markets were generally choppy, options enhanced performance.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year to date compared with its benchmarks, which are not leveraged.

Investment Outlook

Large cap companies are stronger

Slowing global economic data have kindled memories of last summer, when equity markets slumped among heightened concerns about the sustainability of economic growth. But there have been improvements in the past year in the United States: corporations are in stronger financial shape, more Americans are employed and housing prices have stabilized in many markets. The Federal Reserve has said it will keep interest rates low until at least 2014, and falling oil prices have provided a de facto tax cut to consumers and businesses. Large cap equity valuations do not, in our view, appear to be stretched.

We believe that valuations beyond the United States are generally more attractive, as significant near-term issues have dampened investor enthusiasm. Most of Europe is in a modest recession. European stocks appear very cheap on a number of valuation metrics, and the issues surrounding the Euro are well known. Investors await evidence that concrete proposals to deal with sovereign debt and deficit issues are attainable. Ultimately, the region looks to Germany as the lender of last resort, so German Chancellor Merkel has good reason to impose budget limitations and some measure of austerity on borrowers. Such "political unification" appears to be a primary issue and hampers the ability to reach an agreement.

In Asia, China is still growing, albeit at a much lower rate, and this too has investors worried. At roughly 7% GDP growth, China is the fastest growing large economy in the world, and will continue to provide much of the world's GDP growth. However, the lower growth rate could reduce imports from North America, Europe and Japan, leading to a precarious scenario that drives growth even lower in those regions. This scenario would be difficult to arrest as central banks have already swelled their balance sheets and slashed interest rates to nearly zero. In our view, Asian company valuations reflect this concern and are generally priced attractively.

Progress on European fiscal unity would benefit infrastructure companies

After several months of disruption and disagreement, we see signs of progress toward greater fiscal unity within the Eurozone. Policy differences are narrowing and a willingness to work together is

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

emerging. There is an overhang for global utilities and infrastructure companies: European governments have taxed state-controlled infrastructure companies in difficult times, and those with an ownership interest could sell their stakes to raise capital. For these reasons, while we have narrowed our underweight, we continue to favor companies whose governments are less likely to intervene.

Global real estate securities still offer opportunities

We believe U.S. real estate securities would benefit from the slow but steady economic recovery we expect, characterized by increased demand and low interest rates. We have a favorable view of key office markets, and see good value in certain hotel and industrial REITs that have been heavily discounted despite solid operating fundamentals. The Eurozone property market may experience a moderate recession, but the U.K. appears in better shape. Hong Kong remains among the world's most undervalued property markets relative to our NAV estimates, even taking into account the potential for slower economic growth.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	WILLIAM F. SCAPELL	DOUGLAS R. BOND

Portfolio Manager	Portfolio Manager	Portfolio Manager

JON CHEIGH	BEN MORTON	ELAINE ZAHARIS-NIKAS

Portfolio Manager	Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2012, leverage represented 22% of the Fund's managed assets.

Leverage Factsa

Leverage (as a % of managed assets)	22%
Current Rate on Debt[b]	1.1%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2012. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

June 30, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Apple	$6,891,200	2.1
Novartis AG	5,831,550	1.8
Nestle SA	5,569,139	1.7
Exxon Mobil Corp.	5,548,958	1.7
GlaxoSmithKline PLC	4,615,492	1.4
McDonald's Corp.	4,598,160	1.4
Chevron Corp.	4,391,965	1.4
US Bancorp	4,311,756	1.3
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	4,195,058	1.3
National Grid PLC	3,974,262	1.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	114.4%
AUSTRALIA	3.3%
FINANCIAL—BANK	1.0%
Australia and New Zealand Banking Group Ltd.[a,b]		112,761	$2,568,706
MATERIALS—METALS & MINING	1.1%
BHP Billiton Ltd.[a,b]		87,387	2,846,396
TOLL ROADS	1.2%
Transurban Group[b]		500,000	2,920,504
TOTAL AUSTRALIA			8,335,606
BERMUDA	0.1%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[c]		20,000	167,400
BRAZIL	3.3%
REAL ESTATE—RESIDENTIAL	0.3%
MRV Engenharia e Participacoes SA		189,781	878,747
TOLL ROADS	1.3%
CCR SAa		400,000	3,252,178
WATER	1.7%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[d]		55,300	4,195,058
TOTAL BRAZIL			8,325,983
CANADA	5.6%
CONSUMER—CYCLICAL—RESTAURANT	0.5%
Tim Hortons		23,500	1,238,822
FINANCIAL	2.0%
BANK	1.2%
Toronto-Dominion Bank (USD)		37,600	2,941,448
INSURANCE	0.8%
Power Corp.[a]		88,800	2,086,333
TOTAL FINANCIAL			5,027,781

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
INDUSTRIAL—MACHINERY	0.4%
Finning International		42,000	$976,879
MATERIALS—CHEMICALS	0.7%
Potash Corp. of Saskatchewan		37,500	1,639,083
REAL ESTATE	0.7%
DIVERSIFIED	0.4%
Dundee Real Estate Investment Trust		27,899	1,046,521
OFFICE	0.3%
Brookfield Office Properties (USD)[a]		46,136	803,689
TOTAL REAL ESTATE			1,850,210
TELECOMMUNICATION SERVICES	0.8%
Rogers Communications		59,000	2,138,975
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		15,000	1,268,539
TOTAL CANADA			14,140,289
FRANCE	4.6%
COMMUNICATIONS—SATELLITES	0.6%
Eutelsat Communications[a,b]		50,000	1,538,086
CONSUMER STAPLES	0.9%
Danone SAa,b		37,400	2,324,281
CONSUMER—CYCLICAL—DIVERSIFIED	0.4%
LVMH Moet Hennessy Louis Vuitton SAa,b		6,600	1,004,452
ELECTRIC—INTEGRATED ELECTRIC	0.6%
GDF Suez[a,b]		62,413	1,488,414
ENERGY—OIL & GAS	0.8%
Total SAa,b		42,181	1,898,519
MATERIALS—CONSTRUCTION MATERIALS	0.3%
Lafarge SAa,b		14,400	643,077

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REAL ESTATE—RETAIL	1.0%
Klepierre[b]		29,934	$983,745
Unibail-Rodamco[b]		8,796	1,620,312
			2,604,057
TOTAL FRANCE			11,500,886
GERMANY	3.9%
AUTOMOTIVE	0.5%
Bayerische Motoren Werke AGa,b		17,800	1,288,148
FINANCIAL—INSURANCE	1.0%
Allianz SEa,b		24,100	2,424,093
INDUSTRIAL—ELECTRICAL EQUIPMENT	1.1%
Siemens AGa,b		34,000	2,856,920
REAL ESTATE—RESIDENTIAL	0.4%
Deutsche Wohnen AGb		51,340	863,293
TECHNOLOGY—SOFTWARE	0.9%
SAP AGa,b		39,000	2,309,399
TOTAL GERMANY			9,741,853
HONG KONG	5.6%
ELECTRIC—REGULATED ELECTRIC	1.4%
CLP Holdings Ltd.[a,b]		419,000	3,558,309
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a,b]		509,000	1,026,204
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.3%
Hong Kong Exchanges and Clearing Ltd.[a,b]		39,000	560,652
INDUSTRIAL—DIVERSIFIED	0.8%
Hutchison Whampoa Ltd.[a,b]		225,000	1,951,628

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REAL ESTATE	2.0%
DIVERSIFIED	1.1%
Hang Lung Properties Ltd.[b]		350,000	$1,197,216
Kerry Properties Ltd.[b]		68,000	290,845
Wharf Holdings Ltd.[a,b]		206,200	1,148,017
			2,636,078
HOTEL	0.3%
Shangri-La Asia Ltd.[b]		434,000	829,124
RESIDENTIAL	0.6%
Country Garden Holdings Co.[b,c]		4,000,251	1,593,681
TOTAL REAL ESTATE			5,058,883
TELECOMMUNICATION SERVICES	0.7%
China Mobile Ltd.[a,b]		161,500	1,774,957
TOTAL HONG KONG			13,930,633
IRELAND	0.9%
HEALTH CARE—HEALTHCARE PRODUCTS
Covidien PLC (USD)		43,200	2,311,200
ISRAEL	0.4%
HEALTH CARE—PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd., ADR[d]		25,784	1,016,921
ITALY	2.1%
ENERGY—OIL & GAS	0.9%
Eni S.p.A.[a,b]		103,400	2,196,747
GAS DISTRIBUTION	1.2%
Snam Rete Gas S.p.A.[b]		700,482	3,138,241
TOTAL ITALY			5,334,988
JAPAN	7.9%
AUTOMOTIVE	0.8%
Toyota Motor Corp.[a,b]		47,000	1,897,024

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
CONSUMER—CYCLICAL—APPAREL	0.4%
Fast Retailing Co., Ltd.[b]		5,500	$1,100,504
FINANCIAL	0.4%
BANK	0.2%
Sumitomo Mitsui Trust Holdings[b]		153,000	457,259
INSURANCE	0.2%
NKSJ Holdings[a,b]		21,250	452,366
TOTAL FINANCIAL			909,625
HEALTH CARE—PHARMACEUTICAL	0.7%
Astellas Pharma[a,b]		41,800	1,824,098
INDUSTRIAL	2.3%
COMMERCIAL SERVICES & SUPPLIES	1.2%
Secom Co., Ltd.[a,b]		63,800	2,925,814
ELECTRICAL EQUIPMENT	1.1%
Fanuc Ltd.[a,b]		16,600	2,728,724
TOTAL INDUSTRIAL			5,654,538
MATERIALS—METALS & MINING	0.1%
Sumitomo Metal Mining Co., Ltd.[a,b]		29,000	326,804
REAL ESTATE—DIVERSIFIED	0.7%
Mitsubishi Estate Co., Ltd.[b]		94,000	1,686,434
TECHNOLOGY	2.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS	1.4%
Kyocera Corp.[a,b]		16,800	1,453,870
Sony Corp.[a,b]		90,000	1,286,933
TDK Corp.[a,b]		21,700	883,373
			3,624,176
OFFICE ELECTRONICS	0.6%
Canon[a,b]		35,400	1,412,833
TOTAL TECHNOLOGY			5,037,009

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION SERVICES	0.5%
KDDI Corp.[b]		200	$1,290,181
TOTAL JAPAN			19,726,217
MEXICO	0.7%
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SA de CV		410,600	1,098,549
TELECOMMUNICATION SERVICES	0.3%
America Movil SAB de CV		473,400	618,912
TOTAL MEXICO			1,717,461
NETHERLANDS	1.5%
MARINE PORTS
Koninklijke Vopak NVa,b		60,000	3,848,499
PHILIPPINES	0.3%
REAL ESTATE—RETAIL
SM Prime Holdings[b]		2,556,125	792,300
SINGAPORE	0.7%
REAL ESTATE—INDUSTRIAL	0.3%
Global Logistic Properties Ltd.[b,c]		473,000	787,432
TECHNOLOGY—SEMICONDUCTORS	0.4%
Avago Technologies Ltd. (USD)		29,600	1,062,640
TOTAL SINGAPORE			1,850,072
SOUTH KOREA	0.4%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR[b]		2,000	1,069,276
SPAIN	0.3%
TELECOMMUNICATION SERVICES
Telefonica SAa,b		53,000	697,662
SWITZERLAND	5.6%
CONSUMER—NON-CYCLICAL—FOOD	2.2%
Nestle SAa,b		93,320	5,569,139

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
HEALTH CARE—PHARMACEUTICAL	2.4%
Novartis AGa,b		104,300	$5,831,550
MATERIALS—CHEMICALS	1.0%
Syngenta AGa,b		7,500	2,567,437
TOTAL SWITZERLAND			13,968,126
THAILAND	0.3%
REAL ESTATE—RETAIL
Central Pattana PCL[b]		512,800	757,341
UNITED KINGDOM	10.3%
CONSUMER—NON-CYCLICAL	1.9%
AGRICULTURE	0.6%
British American Tobacco PLC[a,b]		29,100	1,479,444
HOUSEHOLD PRODUCTS	1.3%
Reckitt Benckiser Group PLC[a,b]		61,300	3,240,133
TOTAL CONSUMER—NON-CYCLICAL			4,719,577
ELECTRIC—REGULATED ELECTRIC	1.6%
National Grid PLC[a,b]		375,000	3,974,262
ENERGY	1.7%
INTEGRATED OIL & GAS	1.1%
Royal Dutch Shell PLC[a,b]		84,424	2,844,494
OIL & GAS EQUIPMENT & SERVICES	0.6%
Ensco PLC, Class A (USD)		29,000	1,362,130
TOTAL ENERGY			4,206,624
FINANCIAL—BANK	1.5%
Barclays PLC[b]		570,000	1,456,493
HSBC Holdings PLC[b]		250,166	2,204,423
			3,660,916
HEALTH CARE—PHARMACEUTICAL	1.8%
GlaxoSmithKline PLC[a,b]		203,200	4,615,492
REAL ESTATE—DIVERSIFIED	0.4%
Land Securities Group PLC[b]		91,319	1,058,018

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION SERVICES	1.4%
Vodafone Group PLC[a,b]		1,292,000	$3,631,496
TOTAL UNITED KINGDOM			25,866,385
UNITED STATES	56.6%
AUTOMOTIVE	0.3%
Ford Motor Co.[a,d]		74,500	714,455
CONSUMER—CYCLICAL	6.5%
MEDIA	1.7%
The Walt Disney Co.[a,d]		51,400	2,492,900
Time Warner Cable[d]		22,500	1,847,250
			4,340,150
RESTAURANT	1.8%
McDonald's Corp.[a,d]		51,939	4,598,160
RETAIL	2.0%
Nordstrom[a,d]		32,340	1,606,974
Ross Stores[a,d]		52,400	3,273,428
			4,880,402
SPECIALTY RETAIL	1.0%
PetSmart		23,400	1,595,412
Tiffany & Co.[d]		15,000	794,250
			2,389,662
TOTAL CONSUMER—CYCLICAL			16,208,374
CONSUMER—NON-CYCLICAL	3.6%
AGRICULTURE	1.4%
Philip Morris International[a,d]		40,533	3,536,909
BEVERAGE	0.7%
PepsiCo[a]		25,710	1,816,669
COSMETICS/PERSONAL CARE	1.0%
Procter & Gamble Co.[a]		42,676	2,613,905

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
RETAIL	0.5%
CVS Caremark Corp.[a,d]		25,300	$1,182,269
TOTAL CONSUMER—NON-CYCLICAL			9,149,752
ELECTRIC	3.9%
INTEGRATED ELECTRIC	1.2%
PPL Corp.[a,d]		110,000	3,059,100
REGULATED ELECTRIC	2.7%
PG&E Corp.[a,d]		75,000	3,395,250
Southern Co.[a,d]		70,385	3,258,825
			6,654,075
TOTAL ELECTRIC			9,713,175
ENERGY	7.0%
OIL & GAS	6.4%
Apache Corp.[a]		17,700	1,555,653
Chevron Corp.[a]		41,630	4,391,965
Devon Energy Corp.[a,d]		32,273	1,871,511
Exxon Mobil Corp.[a,d]		64,847	5,548,958
Marathon Petroleum Corp.[a,d]		28,700	1,289,204
Occidental Petroleum Corp.[a]		16,300	1,398,051
			16,055,342
OIL & GAS SERVICES	0.6%
Schlumberger Ltd.[a,d]		23,298	1,512,273
TOTAL ENERGY			17,567,615
FINANCIAL	7.8%
BANK	3.1%
Comerica[a,d]		41,800	1,283,678
US Bancorp[a,d]		134,072	4,311,756
Wells Fargo & Co.[a,d]		62,987	2,106,285
			7,701,719

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
CREDIT CARD	1.0%
American Express Co.[a,d]		43,000	$2,503,030
DIVERSIFIED FINANCIAL SERVICES	2.7%
BlackRock[d]		5,823	988,862
Citigroup[a,d]		38,811	1,063,809
Goldman Sachs Group[a,d]		9,200	881,912
JPMorgan Chase & Co.[a,d]		104,394	3,729,998
			6,664,581
INSURANCE	1.0%
Prudential Financial[a,d]		54,000	2,615,220
TOTAL FINANCIAL			19,484,550
GAS DISTRIBUTION	1.0%
Sempra Energy[a,d]		37,500	2,583,000
HEALTH CARE	3.8%
BIOTECHNOLOGY	0.4%
Amgen[a]		15,700	1,146,728
HEALTH CARE PROVIDERS & SERVICES	0.6%
UnitedHealth Group[d]		24,000	1,404,000
HEALTHCARE PRODUCTS	0.9%
Johnson & Johnson[a,d]		33,436	2,258,936
PHARMACEUTICAL	1.9%
Abbott Laboratories[a,d]		39,663	2,557,074
Pfizer[a,d]		99,484	2,288,132
			4,845,206
TOTAL HEALTH CARE			9,654,870

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
INDUSTRIAL	6.6%
AEROSPACE & DEFENSE	2.1%
General Dynamics Corp.[a]		33,019	$2,177,933
Lockheed Martin Corp.[a]		11,000	957,880
United Technologies Corp.[a]		28,973	2,188,331
			5,324,144
DIVERSIFIED MANUFACTURING	2.6%
Caterpillar[a]		17,300	1,468,943
Eaton Corp.[a,d]		21,800	863,934
General Electric Co.[a,d]		147,030	3,064,105
WW Grainger[d]		5,500	1,051,820
			6,448,802
ELECTRICAL EQUIPMENT	0.4%
Emerson Electric Co.[a,d]		23,000	1,071,340
TRANSPORTATION	1.5%
Norfolk Southern Corp.[a,d]		18,000	1,291,860
United Parcel Service[a,d]		29,660	2,336,022
			3,627,882
TOTAL INDUSTRIAL			16,472,168
MATERIALS	1.0%
CHEMICALS	0.3%
Dow Chemical Co.[a,d]		24,800	781,200
METALS & MINING	0.7%
Freeport-McMoRan Copper & Gold[a,d]		20,000	681,400
Newmont Mining Corp.[a,d]		22,900	1,110,879
			1,792,279
TOTAL MATERIALS			2,573,479

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
PIPELINES—PIPELINES—MLP	1.6%
EQT Midstream Partners LPc		30,725	$739,551
MarkWest Energy Partners LPd		67,693	3,337,942
			4,077,493
REAL ESTATE	4.2%
DIVERSIFIED	0.8%
Vornado Realty Trust[d]		23,021	1,933,304
HOTEL	0.6%
Starwood Hotels & Resorts Worldwide[d]		26,993	1,431,709
INDUSTRIAL	0.6%
Prologis		43,591	1,448,529
RESIDENTIAL—APARTMENT	0.7%
Colonial Properties Trust[d]		82,281	1,821,701
SELF STORAGE	0.3%
Extra Space Storage		30,284	926,690
SHOPPING CENTER—REGIONAL MALL	1.2%
Simon Property Group[d]		18,938	2,947,889
TOTAL REAL ESTATE			10,509,822
TECHNOLOGY	8.7%
COMPUTERS	3.6%
Apple[a,c,d]		11,800	6,891,200
International Business Machines Corp.[a,d]		11,133	2,177,392
			9,068,592
INTERNET SERVICE PROVIDER	0.9%
Google[a,c,d]		3,900	2,262,273
SERVICES	1.1%
Visa, Class Aa		21,100	2,608,593

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SOFTWARE	2.2%
Microsoft Corp.[a]		41,015	$1,254,649
Oracle Corp.[a,d]		81,000	2,405,700
Symantec Corp.[a,c]		125,300	1,830,633
			5,490,982
TELECOMMUNICATION EQUIPMENT	0.9%
QUALCOMM[a,d]		41,900	2,332,992
TOTAL TECHNOLOGY			21,763,432
TELECOMMUNICATION SERVICES	0.6%
AT&Ta,d		44,577	1,589,616
TOTAL UNITED STATES			142,061,801
TOTAL COMMON STOCK (Identified cost—$268,125,136)			287,160,899
CLOSED-END FUNDS—UNITED STATES	6.1%
ENERGY/RESOURCES	1.5%
ASA Gold and Precious Metals Ltd. (Bermuda)		171,000	3,811,590
GLOBAL INCOME	0.9%
First Trust Aberdeen Global Opportunity Income Fund[a]		70,400	1,203,136
Western Asset Global High Income Fund[a]		83,300	1,108,723
			2,311,859
HIGH YIELD	0.3%
New America High Income Fund		78,493	804,553
MULTI-SECTOR	1.6%
PIMCO Income Opportunity Fund[a,d]		139,700	3,755,136
SENIOR LOAN	1.8%
Eaton Vance Floating-Rate Income Trust[a]		93,050	1,437,623
Eaton Vance Senior Floating-Rate Trust[d]		64,200	982,260
Nuveen Credit Strategies Income Fund[a,d]		232,500	2,108,775
			4,528,658
TOTAL CLOSED-END FUNDS (Identified cost—$16,104,526)			15,211,796

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	1.7%
UNITED KINGDOM	0.8%
BANK—FOREIGN
National Westminster Bank PLC, 7.76%, Series C		48,000	$1,070,400
Royal Bank of Scotland Group PLC, 6.35%, Series N		60,000	1,035,000
			2,105,400
UNITED STATES	0.9%
BANK	0.7%
First Niagara Financial Group, 8.625%, Series B		25,000	685,000
Zions Bancorp, 7.90%, Series F		40,000	1,090,000
			1,775,000
REAL ESTATE—DIVERSIFIED	0.2%
Colony Financial, 8.50%, Series A		20,000	510,600
TOTAL UNITED STATES			2,285,600
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,140,663)			4,391,000
PREFERRED SECURITIES—CAPITAL SECURITIES	3.3%
BRAZIL	0.8%
BANK—FOREIGN
Banco do Brasil SA/Cayman, 9.25%, 12/31/49, 144Ae		1,750,000	1,949,150
CAYMAN ISLANDS	0.8%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, 4/21/20, 144Ae		1,750	2,067,735
JAPAN	0.4%
INSURANCE—PROPERTY CASUALTY
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, 3/15/72, 144Ae		1,000,000	1,038,198
SWITZERLAND	0.5%
INSURANCE—REINSURANCE—FOREIGN
Aquarius + Investments PLC, 8.25%, 12/31/49		1,310,000	1,303,450

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	0.4%
BANK—FOREIGN
LBG Capital No.1 PLC, 8.00%, 12/29/49, 144Ae		1,000,000	$850,000
UNITED STATES	0.4%
INSURANCE—MULTI-LINE
American International Group, 8.175%, 5/15/58 (FRN)		1,000,000	1,090,000
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$8,056,493)			8,298,533
		Principal Amount
CORPORATE BONDS	1.5%
UNITED STATES
DIVERSIFIED FINANCIAL SERVICES	0.5%
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		$1,300,000	1,378,489
INSURANCE—PROPERTY CASUALTY	0.6%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ae		1,500,000	1,486,093
INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
CenturyLink, 7.65%, due 3/15/42		1,000,000	973,345
TOTAL CORPORATE BONDS (Identified cost—$3,641,568)			3,837,927
		Number of Shares
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[f]		2,550,091	2,550,091
Federated Government Obligations Fund, 0.01%[f]		2,550,087	2,550,087
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,100,178)			5,100,178

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

			Value
TOTAL INVESTMENTS (Identified cost—$305,168,564)	129.0%		$324,000,333
WRITTEN CALL OPTIONS	(1.6)		(3,993,127)
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.4)		(68,935,154)
NET ASSETS (Equivalent to $10.90 per share based on 23,032,573 shares of common stock outstanding)	100.0%		$251,072,052
		Number of Contracts
WRITTEN CALL OPTIONS	(1.6)%
EUROPE	(0.3)%
DJ EuroStoxx 50 Index, EUR Strike Price 2,250, 7/20/12		900	$(574,030)
DJ EuroStoxx 50 Index, EUR Strike Price 2,275, 7/20/12		100	(47,077)
			(621,107)
UNITED STATES	(1.3)%
S&P 500 Index, USD Strike Price 1,335, 7/21/12		379	(1,425,040)
S&P 500 Index, USD Strike Price 1,345, 7/21/12		151	(449,980)
S&P 500 Index, USD Strike Price 1,350, 7/21/12		530	(1,378,000)
S&P 500 Index, USD Strike Price 1,355, 7/21/12		50	(119,000)
			(3,372,020)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$2,843,592)			$(3,993,127)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

FRN  Floating Rate Note

GDR  Global Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  A portion or all of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $143,564,014 in aggregate has been pledged as collateral.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 45.8% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  A portion of the security is pledged as collateral for written option contracts. $55,076,654 in aggregate has been pledged as collateral.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.9% of the net assets of the Fund, of which 0.0% are illiquid.

f  Rate quoted represents the seven day-yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Sector Summary	% of Managed Assets
Financial (Common)	10.8
Technology (Common)	9.7
Industrial (Common)	8.7
Real Estate (Common)	8.4
Energy (Common)	8.4
Health Care (Common)	7.9
Consumer—Non-Cyclical (Common)	6.4
Consumer—Cyclical (Common)	6.1
Electric (Common)	5.8
Closed-End Funds	4.7
Telecommunication Services (Common)	4.2
Materials (Common)	3.3
Bank (Preferred)	2.1
Toll Roads (Common)	1.9
Gas Distribution (Common)	1.8
Water (Common)	1.3
Pipelines (Common)	1.3
Automotive (Common)	1.2
Marine Ports (Common)	1.2
Insurance (Preferred)	1.1
Consumer Staples (Common)	0.7
Integrated Telecommunication Services (Preferred)	0.6
Other	0.6
Insurance (Corporate Bonds)	0.5
Diversifiend Financial Services (Corporate Bonds)	0.4
Transport (Common)	0.4
Integrated Telecommunication Services (Corporate Bonds)	0.3
Real Estate (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$305,168,564)	$324,000,333
Cash	54,183
Foreign currency, at value (Identified cost—$182,682)	182,321
Receivable for:
Dividends and interest	1,537,940
Investment securities sold	994,692
Other assets	14,212
Total Assets	326,783,681
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Options (Premiums received $2,843,592)	3,993,127
Investment securities purchased	855,400
Dividends declared on common shares	530,772
Investment management fees	259,342
Interest expense	65,998
Administration fees	20,747
Directors' fees	315
Other liabilities	185,928
Total Liabilities	75,711,629
NET ASSETS	$251,072,052
NET ASSETS consist of:
Paid-in capital	$352,543,152
Dividends in excess of net investment income	(9,273,070)
Accumulated net realized loss	(109,886,076)
Net unrealized appreciation	17,688,046
$251,072,052
NET ASSET VALUE PER COMMON SHARE:
($251,072,052 ÷ 23,032,573 shares outstanding)	$10.90
MARKET PRICE PER COMMON SHARE	$10.04
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.89)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $285,619 of foreign withholding tax)	$5,645,645
Interest income (net of $10,860 of foreign withholding tax)	312,473
Total Income	5,958,118
Expenses:
Investment management fees	1,630,693
Interest expense	392,007
Administration fees	165,035
Custodian fees and expenses	90,090
Professional fees	69,888
Line of credit fees	46,958
Shareholder reporting expenses	31,668
Directors' fees and expenses	9,992
Transfer agent fees and expenses	9,646
Registration and filing fees	4,132
Miscellaneous	30,300
Total Expenses	2,480,409
Net Investment Income	3,477,709
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments (net of $1,387 of foreign capital gains tax)	(888,669)
Options	(1,887,659)
Foreign currency transactions	(18,496)
Net realized loss	(2,794,824)
Net change in unrealized appreciation (depreciation) on:
Investments (net of $5,417 of foreign capital gains tax)	17,199,628
Options	337,967
Foreign currency translations	2,173
Net change in unrealized appreciation (depreciation)	17,539,768
Net realized and unrealized gain	14,744,944
Net Increase in Net Assets from Operations Applicable to Common Shares	$18,222,653

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$3,477,709	$6,521,042
Net realized loss	(2,794,824)	(676,081)
Net change in unrealized appreciation (depreciation)	17,539,768	(9,941,238)
Net increase (decrease) in net assets resulting from operations	18,222,653	(4,096,277)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(12,898,241)	(6,879,603)
Tax return of capital	—	(18,951,655)
Total dividends and distributions to common shareholders	(12,898,241)	(25,831,258)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(396,817)
Total increase (decrease) in net assets applicable to common shares	5,324,412	(30,324,352)
Net Assets Applicable to Common Shares:
Beginning of period	245,747,640	276,071,992
End of period[a]	$251,072,052	$245,747,640

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $9,273,070 and $147,462, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$18,222,653
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(81,804,913)
Net purchases, sales and maturities of short-term investments	(2,327,809)
Net amortization/accretion of premium (discount)	2,733
Proceeds from sales and maturities of long-term investments	95,744,805
Net increase in dividends and interest receivable and other assets	(52,972)
Net increase in interest expense payable, accrued expenses and other liabilities	29,979
Decrease in premiums received from options	(64,847)
Net change in unrealized depreciation on options	(337,967)
Net change in unrealized appreciation on investments	(17,199,628)
Net realized loss on investments	888,669
Cash provided by operating activities	13,100,703
Cash Flows from Financing Activities:
Distributions paid on common shares	(12,985,621)
Increase in cash	115,082
Cash beginning of period (including foreign currency)	121,422
Cash end of period (including foreign currency)	$236,504

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,				For the Period July 27, 2007[a] through December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value per common share, beginning of period	$10.67	$11.96	$11.91	$9.94	$19.59	$19.10
Income from investment operations:
Net investment income	0.15	0.33	0.31	0.38	0.51	0.20
Net realized and unrealized gain (loss)	0.64	(0.50)	0.86	2.83	(8.03)	1.11
Total income (loss) from investment operations	0.79	(0.17)	1.17	3.21	(7.52)	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	(0.02)	(0.07)	(0.01)
Net realized gain	—	—	—	—	(0.05)	(0.03)
Total dividends and distributions to preferred shareholders	—	—	—	(0.02)	(0.12)	(0.04)
Total from investment operations applicable to common shares	0.79	(0.17)	1.17	3.19	(7.64)	1.27
Offering costs charged to paid-in capital—common shares	—	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.00)[b]	(0.05)
Total offering costs	—	—	—	—	—	(0.09)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	—	0.00 [b]	(0.00)[b]	—	(0.01)
Anti-dilutive effect from the purchase of common shares	—	0.00 [b]	—	—	0.03	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.56)	(0.30)	(0.31)	(0.37)	(0.45)	(0.20)
Net realized gain	—	—	—	—	(0.28)	(0.48)
Tax return of capital	—	(0.82)	(0.81)	(0.85)	(1.31)	—
Total dividends and distributions to common shareholders	(0.56)	(1.12)	(1.12)	(1.22)	(2.04)	(0.68)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,				For the Period July 27, 2007[a] through December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net increase (decrease) in net asset value per common share	$0.23	$(1.29)	$0.05	$1.97	$(9.65)	$0.49
Net asset value, per common share, end of period	$10.90	$10.67	$11.96	$11.91	$9.94	$19.59
Market value, per common share, end of period	$10.04	$9.30	$11.21	$11.29	$7.86	$17.39
Total net asset value return[c]	7.67%[d]	–0.38%	11.18%	37.19%	–40.66%	6.35%[d]
Total market value return[c]	13.79%[d]	–7.36%	9.93%	64.47%	–47.14%	–9.84%[d]
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$251.1	$245.7	$276.1	$274.0	$228.2	$456.3
Ratio of expenses to average daily net assets applicable to common shares[e,f]	1.93%[g]	2.01%	2.22%	2.25%	2.09%	1.65%[g]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[e,f]	1.63%[g]	1.65%	1.71%	1.86%	1.72%	1.47%[g]
Ratio of net investment income to average daily net assets applicable to common shares[e,f]	2.71%[g]	2.46%	2.51%	3.10%	3.35%	2.45%[g]
Ratio of expenses to average daily managed assets[e,f,h]	1.52%[g]	1.56%	1.70%	1.68%	1.59%	1.45%[g]
Portfolio turnover rate	25%[d]	56%	53%	85%	56%	13%[d]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/	For the Six Months Ended	For the Year Ended December 31,				For the Period July 27, 2007[a] through December 31,
Revolving Credit Agreement:	June 30, 2012	2011	2010	2009	2008	2007
Liquidation value, end of period (in 000's)	—	—	—	—	$43,000	$90,000
Total shares outstanding (in 000's)	—	—	—	—	2	4
Asset coverage ratio for revolving credit agreement	460%	452%	454%	451%	690%	2,051%
Asset coverage per $1,000 for revolving credit agreement	$4,597	$4,521	$4,539	$4,513	$6,896	$20,509
Asset coverage ratio for auction market preferred shares[i]	—	—	—	—	356%	487%
Asset coverage per share for auction market preferred shares[i]	—	—	—	—	$89,000	$121,750
Liquidation preference per share	—	—	—	—	$25,000	$25,000
Average market value per share[j]	—	—	—	—	$25,000	$25,000

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Does not include expenses incurred by the closed-end funds in which the Fund invests.

g  Annualized.

h  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such date, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2012, transfers between Level 1 and Level 2 securities totaled $102,117,199, which were the result of foreign fair value procedures utilized by the Fund.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bermuda	$167,400	$167,400	$—	$—
Common Stock—Brazil	8,325,983	8,325,983	—	—
Common Stock—Canada	14,140,289	14,140,289	—	—
Common Stock—Ireland	2,311,200	2,311,200	—	—
Common Stock—Israel	1,016,921	1,016,921	—	—
Common Stock—Mexico	1,717,461	1,717,461	—	—
Common Stock—Singapore	1,850,072	1,062,640	787,432	—
Common Stock— United Kingdom	25,866,385	1,362,130	24,504,255	—
Common Stock—United States	142,061,801	142,061,801	—	—
Common Stock— Other Countries	89,703,387	—	89,703,387	—
Closed-End Funds	15,211,796	15,211,796	—	—
Preferred Securities— $25 Par Value	4,391,000	4,391,000	—	—
Preferred Securities— Capital Securities	8,298,533	—	8,298,533	—
Corporate Bonds	3,837,927	—	3,837,927	—
Money Market Funds	5,100,178	—	5,100,178	—
Total Investments[a]	$324,000,333	$191,768,621	$132,231,712	$—
Written call options	(3,993,127)	(3,993,127)	—	—
Total Depreciation in Other Financial Instruments[a]	$(3,993,127)	$(3,993,127)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") and Closed-End Funds ("CEFs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2012, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.0% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors),

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the Fund's average daily managed asset value. For the six months ended June 30, 2012, the Fund paid the investment manager $130,455 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $2,397 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $82,660,313 and $96,533,279, respectively.

Transactions in options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	2,314	$2,908,439
Options written	12,317	16,292,926
Options expired	(1,300)	(481,867)
Options terminated in closing transactions	(11,221)	(15,875,906)
Options outstanding at June 30, 2012	2,110	$2,843,592

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2012 and the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

financial statements. The volume of activity for written options for the six months ended June 30, 2012 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	$—	Payable for Options	$3,993,127
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Appreciation (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(1,887,659)	$337,967

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$305,168,564
Gross unrealized appreciation	$39,789,548
Gross unrealized depreciation	(20,957,779)
Net unrealized appreciation	$18,831,769

As of December 31, 2011, the Fund had a net capital loss carryforward of $105,768,715 which may be used to offset future capital gains. These losses are comprised of a long-term capital loss carryover of $2,665,544 recognized during the year ended December 31, 2011, which under current Federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers of which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred long-term capital losses of $350,954 and net ordinary losses of $110,425 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2012, and the year ended December 31, 2011, the Fund issued no shares of common stock for the reinvestment of dividends.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012, the Fund did not effect any repurchases. During the year ended December 31, 2011, the Fund repurchased 41,400 Treasury shares of its common stock at an average price of $9.58 per share (including brokerage commissions) at a weighted average discount of 12.9%. These repurchases, which had a total cost of $396,817, resulted in an increase of less than $0.005 to the Fund's net asset value per share.

Note 7. Borrowings

The Fund has a $80,000,000 secured, committed revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street), as operations agent, and the lender identified in the credit agreement. The credit agreement has a 364-day term. The credit agreement was due to expire on June 30, 2012 but was extended until September 30, 2012. The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR based or Fed Funds based rate. The Fund also pays a 0.20% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2012, the Fund had outstanding borrowings of $69,800,000. During the six months ended June 30, 2012, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 1.11%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	16,706,643.243	973,379.810
Robert H. Steers	16,726,356.950	953,666.103
C. Edward Ward Jr.	16,722,240.676	957,782.377

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (07/27/07)	One Year	Since Inception (07/27/07)
1.56%	0.65%	0.93%	–1.94%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to the Portfolio Management Team

Jon Cheigh and Elaine Zaharis-Nikas were added to the Fund's portfolio management team in 2012. Mr. Cheigh is executive vice president of the Advisor and Cohen & Steers and head of the global real estate investment team. Mr. Cheigh has been with the Advisor since 2005. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group. Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as a vice president of the Advisor and Cohen & Steers. Prior to joining the Advisor, Ms. Zaharis-Nikas was a credit analyst for five years, and an internal auditor for three years, at J.P. Morgan Chase. Ms. Zaharis-Nikas is a Chartered Financial Analyst.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the "Subadvisors"), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and a relevant benchmark. The Board of Directors considered that the Fund outperformed the median of the Peer Funds and relevant benchmark for the one- and three-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's and the Subadvisors' performance in managing other global funds. The Board of Directors determined that the Fund's performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees at managed asset levels were slightly higher than the Peer Funds' medians and higher at common asset level, while the Fund's contractual management fees at managed asset levels were slightly higher than the Peer Funds' median. The Board of Directors also noted that the Fund's total expense ratios at managed and common asset levels were higher than the medians of the Peer Funds. The Board considered the impact of leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Global Income Builder

INBSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

None.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2012